EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al., (Lead Debtor)	08-13555

and

Debtors.

MONTHLY OPERATING REPORT

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.

c/o WILLIAM J. FOX

1271 AVENUE OF THE AMERICAS

45th FLOOR

NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN

767 FIFTH AVENUE

NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

By: /s/ William J. Fox
William J. Fox
Senior Vice President
Lehman Brothers Holdings Inc.

Indicate if this is an amended statement by checking here:	AMENDED STATEMENT

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”) AND OTHER DEBTOR SUBSIDIARIES AND LBHI CONTROLLED ENTITIES

SCHEDULE OF DEBTORS

The following entities have filed bankruptcy in the Southern District of New York and are included in this Monthly Operating Report:

Lead Debtor:	Case No.	Date Filed
Lehman Brothers Holdings Inc.	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/3/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Fundo de Investimento Multimercado Credito Privado Navigator Investimento	08-13903	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l.	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009

The Monthly Operating Report excludes the following entities that have filed bankruptcy in the Southern District of New York:

PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Finance SA	08-13887	10/3/2008
Structured Asset Securities Corporation	09-10558	2/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTOR SUBSIDIARIES AND LBHI CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DATED FROM JANUARY 1, 2009 TO JANUARY 31, 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the "Debtors" or the “Estate”). The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The cash flows presented in this report only include activity for bank accounts that are managed and reconciled by Lehman North American operations. Cash flows related to the Debtors’ bank accounts that were previously managed and reconciled by Lehman European and Asian operations are excluded from this report.

4.	The Beginning Balances include cash in both demand-deposit accounts (DDA) and money-market funds (MMF).

5.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

6.	The following Debtors have not been included as Debtors in this MOR Report:

a.

PAMI Statler Arms LLC (“PAMI”) – Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries. This entity does not maintain a separate cash account.

b.	Lehman Brothers Finance SA (“LBF”) – subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.
c.	Structured Asset Securities Corporation – petition filed February 9, 2009
d.	LB Rose Ranch LLC – petition filed February 9, 2009

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries

Schedule of Cash Receipts and Disbursements

January 1, 2009 - January 31, 2009

Americas (a)

Unaudited ($ in millions)

		Beginning									Ending
	Filing	Cash							FX		Cash
Legal Entity	Date	(1/1/09)	(b)	Receipts	Transfers	(c)	Disbursements		Fluctuation	(d)	(1/31/09)

Lehman Brothers Holdings Inc.	9/15/2008	$ 1,961		$ 565	$ 596		$ (290)		$(3)		$ 2,828

LB 745 LLC	9/16/2008	-		-	-		-		-		-

Lehman Brothers Special Financing Inc. ("LBSF")	10/3/2008	1,054		372	-		(4)	(e)	(9)		1,413

Lehman Brothers Commodity Services Inc.	10/3/2008	212		297	-		-		-		509

Lehman Brothers OTC Derivatives Inc	10/3/2008	132		1	-		-		-		132

Lehman Commercial Paper Inc. ("LCPI")	10/5/2008	950		555	-		(493)	(f)	-		1,011

Lehman Brothers Commercial Corporation	10/5/2008	87		2	-		-		-		89

Lehman Brothers Derivative Products Inc.	10/5/2008	349		1	-		-		-		350

Lehman Brothers Financial Products Inc	10/5/2008	429		1	-		-		-		430

CES Aviation LLC	10/5/2008	-		-	-		-		-		-

CES Aviation V LLC	10/5/2008	-		-	-		-		-		-

CES Aviation IX LLC	10/5/2008	-		-	-		-		-		-

East Dover Limited	10/5/2008	-		-	-		-		-		-

Lehman Scottish Finance L.P.	10/5/2008	2		-	-		-		-		2

Fundo de Investimento Credito Privado Navigator	10/5/2008	-		-	-		-		-		-

Luxembourg Residential Properties Loan Finance	1/7/2009	-		-	-		-		-		-

BNC Mortgage LLC	1/9/2009	-		-	-		-		-		-

Total		$ 5,176		$ 1,792	$596		$(787)		$(12)		$ 6,765

(a)	Represents cash flows for bank accounts managed and reconciled by Lehman North American operations.Foreign currency cash flows are reflected in USD equivalents.
(b)	Beginning cash balance restated to reflect a reduction of $10.8 million relating to customer funds rather then LBHI funds.
(c)	Reflects transfers from bank accounts in Europe to the Americas.
(d)	Reflects fluctuation in value in foreign currency bank accounts.
(e)	$4 million returned to counterparty for a mistaken receipt in September.
(f)	LCPI has continued to make disbursements as an agent bank passing along principal and interest to loan syndicate partners.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTOR SUBSIDIARIES AND LBHI CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DATED FROM FILING DATE TO JANUARY 31, 2009

The information and data included in this Report are derived from internal systems maintained by Lehman Brothers Holdings Inc. (the “Company”). The Company, and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the "Debtors" or the “Estate”), have had their chapter 11 cases consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Company has prepared this presentation, as required by the Office of the United States Trustee, based on information from the Company’s internal systems, but note that such information may be incomplete in certain respects and the Company reserves all rights to revise this report. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Company has incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee Disbursements

September 15, 2008 - January 31, 2009

(unaudited)

Retained Professionals	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Cumulative ¹

FTI Consulting Inc.	$ -	$ -	$ -	$ 1,415,355	$ -	$ 1,415,355

Houlihan Lokey Howard & Zukin Capital Inc.	-	-	-	640,846	-	640,846

Milbank Tweed Hadley & McCloy LLP	-	-	-	4,218,840	-	4,218,840

Quinn Emanuel Urquhart Oliver & Hedges LLP	-	-	-	1,072,582	-	1,072,582

Alvarez & Marsal LLC	-	-	18,763,954	-	14,012,373	32,776,327

Bortstein Legal LLC	-	-	-	-	-	-

Curtis, Mallet-Prevost, Colt & Mosle LLP	-	-	-	934,573	-	934,573

Epiq Bankruptcy Solutions LLC	-	-	-	102,000	-	102,000

Ernst & Young LLP	-	-	-	-	-	-

Jones Day	-	-	-	-	-	-

Kelly Matthew Wright	-	-	-	-	-	-

Lazard Freres & Co.	-	-	-	-	-	-

McKee Nelson LLP	-	-	-	621,710	-	621,710

McKenna Long & Aldridge LLP	-	-	-	-	-	-

Natixis Capital Markets Inc.	-	-	-	-	-	-

Reilly Pozner LLP	-	-	-	-	-	-

Simpson Thacher & Bartlett LLP	-	-	-	935,880	-	935,880

Weil, Gotshal & Manges LLP	-	-	-	-	-	-

Duff & Phelps LLC	-	-	-	-	-	-

Jenner & Block LLP	-	-	-	-	-	-

Total Non-OCP Professionals	-	-	18,763,954	9,941,786	14,012,373	42,718,113

Ordinary Course Professionals	-	104,020	-	168,212	353,240	625,471

US Trustee Quarterly Fees	-	-	-	30,650	-	30,650

Total Professional Fees and UST Fees	$ -	$ 104,020	$18,763,954	$10,140,648	$14,365,613	$43,374,234

(1) The figures reflected on this chart represent amounts paid in the corresponding month and do not include holdback amounts required by court order. The figures do not include accruals.

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